Exhibit 10.59

Talbrook II Escrow Corp

450 N. Mountain Ave., #C • Upland, CA 91786
Phone: (909) 949-9738 • Fax: (909) 946-9321

ADDITION AND/OR AMENDMENT TO ESCROW INSTRUCTIONS

Jenny Torrey
Escrow Officer

Date: December 15, 2011
Escrow No.: 023625-JT

Property Address: 0357-303-16 and 0357-303-17 (Vacant Land), Oak Hills, CA -

The instructions in this escrow are hereby modified amended and/or supplemented in the following particulars:

The Coronus Board of Directors approval requirement is hereby extended until January 15, 2012.

Close of escrow is hereby amended to be January 22, 2012.

All other terms, provisions and conditions remain the same and unchanged.

These instructions may be executed in counterparts, all of which when taken together, shall be deemed to be the instrument. Each of the undersigned states that he has read the foregoing amended instructions and agrees to them. The undersigned acknowledges receipt of a copy of these amended instructions.

SELLERS:

Karinne Pevarnik Wolf, as trustee of the Karinne Pevarnik Wolf 1992 Trust, dated April 15, 1992

BY: Karinne Pevarnik Wolf Trustee
Karinne Pevarnik Wolf, Trustee

BUYERS:

Coronus Energy Corp. ~~Corporation,~~ a Corporation

~~By:~~ Jeff Thachuk
Jeff Thachuk